POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officers and directors of AMERICAN HOME ASSURANCE COMPANY, hereby constitute and appoint BRIAN RUCKER as their true and lawful attorney-in fact and agent, with full power of substitution and resubstitution, for them and in their name, place and stead, in any and all capacities, to sign on behalf of AMERICAN HOME ASSURANCE COMPANY any and all amendments to the Registration Statements listed on the attached schedule by AMERICAN GENERAL LIFE INSURANCE COMPANY, THE VARIABLE ANNUITY LIFE INSURANCE COMPANY and THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK serving as Depositors, for which AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional insurance and annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his substitute, shall do or cause to be done by virtue hereof.

AMERICAN HOME ASSURANCE COMPANY

GUARANTOR PRODUCT SCHEDULE – 04/24/2023

Registrant Name	File Nos.
AGL VARIABLE SEPARATE ACCOUNT	Under the Securities Act of 1933:
333-185797 American Pathway II
333-185798 Polaris
333-185799 Polaris II
333-185831 PolarisAmerica
333-185838 Polaris Platinum II
333-185800 Polaris II Platinum Series
333-185837 Polaris Choice II / Polaris Choice III
333-185818 WM Diversified Strategies
333-185820 WM Diversified Strategies III
333-185815 Polaris Advisor
333-185801 Polaris Protector
333-185816 Polaris Preferred Solution
333-234470 ICAP II
333-234471 Vista Capital Advantage
333-234472 Anchor Advisor
333-185797 American Pathway II
Under the Investment Company Act of 1940:
811-03859
AGL VARIABLE ANNUITY ACCOUNT FIVE	Under the Securities Act of 1933:
333-185829 Seasons
333-185804 Seasons Select II
333-185825 Seasons Select
333-185826 Seasons Triple Elite / Seasons Elite
333-185822 Seasons Advisor
333-185824 Seasons Advisor II
333-185828 Seasons Preferred Solution
Under the Investment Company Act of 1940:
811-07727
AGL VARIABLE ANNUITY ACCOUNT SEVEN	Under the Securities Act of 1933:
333-185806 Polaris Plus
333-185807 Polaris II A-Class / Polaris II A-Class
Platinum Series
333-185832 Polaris II Asset Manager
Under the Investment Company Act of 1940:
811-09003

Registrant Name	File Nos.
AGL VARIABLE ANNUITY ACCOUNT NINE	Under the Securities Act of 1933:
333-185834 Ovation
333-185835 Ovation Plus
333-185841 Ovation Advantage
333-185842 Ovation Advisor
333-185834 Ovation
Under the Investment Company Act of 1940:
811-21096
USL - FS VARIABLE SEPARATE ACCOUNT	Under the Securities Act of 1933:
333-178854 Polaris NY/ Polaris II NY / Polaris II NY – Jones
333-178859 WM Diversified Strategies III NY
333-178857 FSA Advisor
333-178853 Polaris Choice NY / Polaris Choice III NY
333-178855 Polaris II A-Class Platinum Series NY
333-178850 Polaris Advantage NY
333-234490 ICAP II NY
333-234491 Vista Capital Advantage NY
Under the Investment Company Act of 1940:
811-08810
USL - FS VARIABLE ANNUITY ACCOUNT FIVE	Under the Securities Act of 1933:
333-178860 Seasons Triple Elite NY/ Seasons Elite NY
333-178858 Seasons Select II NY
Under the Investment Company Act of 1940:
811-08369
AGL SEPARATE ACCOUNT D	Under the Securities Act of 1933:
033-43390 Generations VA, Variety Plus VA
002-49805 Front End Load, Regular Surr. Charge
333-70667 Platinum Investor VA
333-40637 Select Reserve VA
033-57730 WM Advantage VA
333-25549 WM Strategic Asset Manager VA
333-234476 Black, VA, Blue VA, Green VA
333-234477 Orange VA, Yellow VA
333-234478 The Chairman VA
Under the Investment Company Act of 1940:
811-02441
AGL SEPARATE ACCOUNT VL-R	Under the Securities Act of 1933:
333-89897 AG Legacy Plus
333-42567 Platinum Investor I VUL
333-90787 Platinum Investor Survivor VUL
333-80191 Corporate America VUL
333-53909 Legacy Plus VUL (Orig.)
333-103361 Platinum Investor II VUL
333-43264 Platinum Investor III VUL
333-188318 Platinum Investor IV VUL
333-129552 Platinum Investor VIP (Orig.)
333-109613 Platinum Investor FlexDirector
333-82983 Platinum Investor PLUS VUL
333-65170 Platinum Investor Survivor II VUL
333-87307 The ONE VUL Solution
333-234481 EquiBuilder VUL
333-234482 EquiBuilder II VUL
333-234480 EquiBuilder III VUL
Under the Investment Company Act of 1940:
811-08561

Registrant Name	File Nos.
USL SEPARATE ACCOUNT USL VL-R	Under the Securities Act of 1933:
333-151575 Income Advantage Select VUL
333-149403 Protection Advantage Select VUL
333-137941 Platinum Investor VIP VUL
333-105246 Platinum Investor PLUS VUL
Under the Investment Company Act of 1940:
811-09359
USL SEPARATE ACCOUNT USL A	Under the Securities Act of 1933:
333-234492 Generations VA
Under the Investment Company Act of 1940:
811-04865
THE VARIABLE ANNUITY LIFE INSURANCE	Under the Securities Act of 1933:
COMPANY SEPARATE ACCOUNT A	002-32783 GUP & GTS-VA
033-75292 Portfolio Director series 1.00 - 12.00, 1.20 - 13.20, 1.40 - 12.40, and 1.60 - 12.60
333-49232 Potentia VA
002-96223 IMPACT UIT-981 VA
333-124398 Independence Plus VA
Under the Investment Company Act of 1940:
811-03240

POWERS OF ATTORNEY

Signature	Title	Date

/s/ DAVID H. MCELROY DAVID H. MCELROY	Director, President, CEO, and Chairman of the Board of Directors (Principal Executive Officer)	April 14, 2023

/s/ THOMAS CONNOLLY THOMAS CONNOLLY	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 12, 2023

/s/ JOHN F. KLAUS JOHN F. KLAUS	Director	April 12, 2023

/s/ BARBARA LUCK BARBARA LUCK	Director	April 14, 2023

/s/ MELISSA MCDERMOTT MELISSA MCDERMOTT	Director	April 13, 2023

/s/ KENNETH RIEGLER KENNETH RIEGLER	Director	April 12, 2023

/s/ ANTHONY VIDOVICH ANTHONY VIDOVICH	Director	April 12, 2023